UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: July 6, 2005

(Date of earliest event reported: June 29, 2005)

DUKE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

NORTH CAROLINA (State or other jurisdiction of incorporation)	1-4928 (Commission File No.)	56-0205520 (IRS Employer Identification No.)

526 South Church Street
Charlotte, North Carolina	28202-1904
(Address of principal executive offices)	(Zip Code)

                Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

On June 30, 2005, the registrant entered into a $500,000,000 Amended and Restated Credit Agreement among the registrant, the banks listed therein, Citibank N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent, pursuant to which the term of the existing $500,000,000 facility was extended three years, now expiring on June 30, 2010.

On June 30, 2005, Duke Capital LLC, a wholly-owned subsidiary of the registrant, entered into a $600,000,000 Amended and Restated Credit Agreement among Duke Capital LLC, the banks listed therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and Wachovia Bank, National Association, as Syndication Agent, pursuant to which the term of the existing $600,000,000 facility was extended two years, now expiring on June 30, 2009.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 29, 2005, the registrant’s Board of Directors elected James H. Hance, Jr., to serve as a director of the registrant until the registrant’s 2006 annual meeting of shareholders. The Board appointed Mr. Hance to the Finance and Risk Management Committee and the Corporate Governance Committee.

ITEM 8.01 Other Events

                On June 29, 2005, Duke Capital LLC entered into the following agreements to support existing and future letters of credit and commercial paper and to provide additional liquidity:

•

$800,000,000 364-Day Credit Agreement among Duke Capital LLC, the banks listed therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and Barclays Bank, PLC, as Syndication Agent, replacing a $600,000,000 364-Day Credit Agreement that expired June 29, 2005

•	$100,000,000 364-Day Credit Agreement, dated as of June 29, 2005, among Duke Capital LLC, the banks listed therein, and Bank of America, N.A., as Administrative Agent
•	$100,000,000 364-Day Credit Agreement, dated as of June 29, 2005, among Duke Capital LLC, the banks listed therein, and The Royal Bank of Scotland plc, as Administrative Agent
•

$100,000,000 364-Day Letter of Credit Facility and Reimbursement Agreement, dated as of June 29, 2005, among Duke Capital LLC, the banks listed therein, and Dresdner Bank AG, New York and Grand Cayman Branches, as Administrative Agent

•	$60,000,000 364-Day Credit Agreement, dated as of June 29, 2005, among Duke Capital LLC, the banks listed therein, and Credit Suisse, Cayman Islands Branch, as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

By: /s/ Steven K. Young
Steven K. Young
Vice President and Controller

Date: July 6, 2005